Palmetto Bancshares, Inc.

Holding Company for

The Palmetto Bank

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Investor Update
FIG Partners' 9th Annual Bank CEO Forum
September 16, 2013

Sam Erwin,
President and Chief Executive Officer
Office: 864-250-6083
Email: serwin@palmettobank.com

Lee Dixon,
Chief Operating and Chief Risk Officer
Office: 864-250-6082
Email: ldixon@palmettobank.com

Forward Looking Statements

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Certain statements in this presentation contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company, and the timing and amount of future capital raising activities by the Company, if any; and (3) actions taken by banking regulatory agencies related to the banking industry in general and the Company or the Bank specifically. The assumptions underlying the forward-looking statements could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (www.sec.gov), including the "Risk Factors" included therein. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect changes in circumstances or events that occur after the date the forward-looking statements are made.

General Background on
The Palmetto Bank

The Palmetto Bank at a Glance

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1. Franchise
   - Founded in 1906 with 107 year history
   - Headquartered in Greenville, South Carolina
   - Non-complex holding company: Palmetto Bancshares, Inc.
2. Financial data
   - $1.09 billion of assets
   - $959 million of deposits ($713 million of core deposits) - overall cost of funds of 0.21% during the second quarter 2013)
3. Capital structure
   - Well capitalized: $99.1 million of shareholders' equity with simple capital structure consisting of 100% common stock and no TARP or TRUPS financing
   - Approximately 2,000 holding company shareholders with 85% ownership through private equity firms resulting from a $114 million private placement and follow-on offering in October 2010
   - Public company registered common stock with the Securities and Exchange Commission
   - Listed on the NASDAQ Capital Market and included in Russell 2000
   - ***TBV = $7.76/share;***
     September 13 stock price = $13.69/share resulting in Price/TBV = 176%

Source: financial and FTE information per June 30, 2013 Form 10-Q

Franchise and Leadership

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1. **Franchise:** Premier deposit-gathering franchise in attractive banking market
   - 3rd largest bank headquartered in South Carolina (and largest in the Upstate)
   - 7th in deposit share in the Upstate at 5.21% (behind Wells Fargo, Bank of America, BB&T, SunTrust, TD and First Citizens) and 2nd of banks headquartered in South Carolina
   - 25 branches in the attractive Upstate region of South Carolina with 312.5 FTEs
   - 24/7/365 service through mobile banking, online banking, and ATMs
   - Excellent historical financial results as a high performing bank
   - Heritage of high touch client service with enhanced sales culture
2. **Team:** Energized and experienced executive leadership team with demonstrated turnaround capabilities
   - New senior leadership team starting in 2009 (all 8 are new) – see appendix 2
   - Experienced team with deep local market relationships
   - Proactive and comprehensive Strategic Project Plan being executed and producing sustained and measurable results
3. **Asset quality:** Asset quality has been aggressively addressed
   - Credit problems were identified and have been substantially resolved (with 51% of the losses incurred related to a specific pool of 55 problem assets – losses of $98 million)

Source for deposits: FDIC Market Share Report as of June 30, 2012 (per the FDIC, 2013 to be published 10/4/13)

Established Network of 25 Branches in the Upstate of South Carolina

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Corporate headquarters was relocated to Greenville in March 2009 to expand in the Greenville, Spartanburg and Anderson markets along the economically strong Interstate 85 corridor between Atlanta, GA and Charlotte, NC



I-26 to Asheville
I-85 to Charlotte
North Carolina
I-85 to Atlanta
I-26 to Columbia
South Carolina
Georgia
Greenville
Spartanburg
Anderson
Greenwood
Laurens
Pickens
Easley
Clemson
Seneca
Walhalla
Westminster
Pendleton
Simpsonville
Fountain Inn
Gaffney
Union
Clinton
Abbeville
Newberry

Attractive Size and Deposit Franchise

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Size and synergy coupled with 107 year legacy

Rank Among SC-Based Banks	Company Name	City	Total Company Assets ($000)	Total SC Deposits 2012 ($000)	SC Deposit Market Share 2012 (%)
1	First Citizens Bancorp. Inc.	Columbia	8,271,144	6,213,808	9.22
* 2	First Financial Holdings, Inc.	Columbia	8,208,359	5,131,852	7.61
3	**Palmetto Bancshares, Inc.**	**Greenville**	**1,085,222**	**1,022,830**	**1.52**
4	CNB Corp.	Conway	953,677	764,572	1.13
5	Carolina Financial Corp.	Charleston	878,759	640,057	0.95
6	Security Federal Corp.	Aiken	867,354	668,480	0.99
7	Southern First Bancshares, Inc.	Greenville	839,007	556,148	0.83
8	First Community Corp.	Lexington	633,185	480,277	0.71
9	Tidelands Bancshares, Inc.	Mount Pleasant	504,926	436,065	0.65
10	HCSB Financial Corp.	Loris	467,259	481,883	0.72

* Reflects the pro forma effect of the merger of SCBT and First Financial Holdings, Inc. in July 2013.

Source - SNL Financial LC: deposit data as of June 30, 2012 (per FDIC, 2013 data to be available 10/4/13), total company assets as of June 30, 2013 (and Carolina Financial Corp. and HCSB Financial Corp. total company assets are bank-only).

Attractive Banking Market – with Significant Opportunity for PLMT as a Community Bank

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1. The Upstate of South Carolina is a **heavily banked market** with new entrants entering the market due to its attractiveness.
2. **Many national and regional banks** are present (Bank of America, SunTrust, Regions, BB&T), with recent new entrants including through acquisitions (Toronto Dominion and Wells Fargo and "blind pool" banks such as Certus and Capital Bank) and expansion (Fifth Third, PNC and UCBI).
3. **Larger "local" competitors** include SCBT and First Citizens, with competition in all local markets **through smaller community banks**, S&Ls and credit unions.
4. **Non-bank competitors** are also headquartered in this market, such as World Acceptance, Advance America, A/R Funding, etc.

Healthy and Vibrant Market

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1. **Significant international presence**: over 250 international companies resulting in the highest international per capita investment in the United States
2. **National and regional corporate headquarters**: Michelin (8,000), BMW (8,000), Milliken (3,700), GE (3,300), Wal-Mart (2,600), Flour (2,500), Cryovac (2,200), Timken (2,200), AVX (2,000)
3. **Strong academic institutions:** Clemson, Furman, Wofford, Converse, Bob Jones, Erskine, Presbyterian, Southern Wesleyan
4. **Excellent quality of life:**
   a. 10 Fastest Growing Cities, CNN Money 2012
   b. #2 Best Cities for Jobs this Fall, Forbes 2013
   c. American Cities of the Future (micro cities category), Financial Times, Foreign Direct Investment, 2012/2011
   d. Best Towns 2013, Outside Magazine, September 2013
   e. The Next Big Food City of The South, Esquire, March 2013
   f. 9th Best Park in the US - Falls Park on the Reedy, Trip Advisor 2013
   g. Favorite Unexpected Vacation Destination, O (the Oprah Magazine) 2013

Overall Line of Business Delineation to Meet Market Demands

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1. **Retail Banking**, including consumer banking services and lending, Mortgage, Credit Cards and Indirect Auto
2. **Commercial Banking**, including Small Business Administration loans, Business Banking, Corporate Banking, Treasury Management and Merchant Services
3. **Wealth Management,** including Trust, Brokerage, Private Banking, Insurance, and Financial Planning
4. **Support Groups**: enable the above with disciplined expense management and sound risk management

By line of business, tailored go-to-market strategies, products, services, bundled offerings, expertise, technology, infrastructure, marketing, etc.

The Turnaround Summary

Rapid Transformation

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1. Balance sheet (loan) "growth imperative" resulted in rapid growth in real estate loans during 2004 to 2009 (balance sheet grew 60% from $893 million to $1.436 billion)
   - Heavy concentration in acquisition, development and construction loans with a higher volume of individually larger real estate loans including purchased participations, brokered loans, and out-of-market loans
   - Originations continued into 2008 when both the overall economy and real estate market were deteriorating

2. Chief Executive Officer, Chief Operating and Chief Risk Officer, and Chief Credit Officer were replaced by a new management team in March to July 2009
   - Rapid transition from a "family owned bank" to a disciplined public company
   - Transformed Board with complete engagement and quick action (including three new Directors in 2010 from private equity investors)

3. New management quickly developed and implemented a comprehensive Strategic Project Plan in 2009 to address all major areas with an immediate emphasis on aggressively resolving asset quality issues
   - Provisions of Consent Order effective June 2010 (and terminated January 2013) had been anticipated and included in the Plan
   - Capital raise completed in October 2010 ($114 million private placement and follow-on offering)
   - Nonperforming assets aggressively resolved, including through bulk sales (down 83% from the peak in March 2010)

4. Now focused on a "Value Creation strategy" that builds on the Company's 107 year heritage as we return to high performing results

Summary of Evolution of Focus

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- 2009
  - Quantify depth of credit loss hole
  - Implement Strategic Project Plan
  - Prepare for regulatory agreement
- 2010
  - Raise capital ($114 million in October 2010)
  - Process improvement
  - Change management
  - Consent Order
- 2011
  - Performance culture and talent management
  - Infrastructure
  - Operating earnings
  - Client focus
- 2012
  - Return to profitability
  - Substantial resolution of remaining problem assets
  - Expense reductions
  - Technology enhancements
  - Expanded niche lending
- ***2013***
  - *Exit Consent Order*
  - *Sustained loan growth*
  - *Sustained and predictable earnings*
  - *"Final" resolution of problem assets*
  - *Value creation, including the Client Experience and Teammate Experience*

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Value Creation Strategy

Value Creation Strategy

The Palmetto Bank
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1. *What actions do we need to take to increase the Value of The Palmetto Bank Franchise?*

2. *Are all of our actions contributing to an enhanced Client Experience?*

3. *Are we cultivating a Teammate Experience that inspires us to do our best and win?*

- Integration, adoption and packaging of the many product, service and line of business changes over the past three years for an effective, seamless and easy client experience
- In every interaction, leaving a positive perception of The Palmetto Bank (general market, prospects, and clients)

Growth from Value Creation and the Client Experience

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Now spending much more of our time and energy on the future instead of the past…

1. An experienced team, including niche expertise (Retail, Commercial, SBA, Corporate, C&I, etc.)
2. Product and service bundling focused on the business and personal life cycles of our clients and prospects
3. Structured and disciplined sales and business development process
4. Client onboarding and assimilation program to engender loyalty and identify cross-sell opportunities
5. Technology that is competitive with the big banks and not offered by the smaller community banks

2013 Highlights – First Six months

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1. Four quarters of profitability starting in third quarter 2012 (following quarterly losses since second quarter 2009)
2. Exited regulatory Consent Order in January
3. Upgraded Safety and Soundness examination ratings in May
4. Asset quality dramatically improved with classified assets to capital ratio at 53% at June 30
5. US Treasury recognition in June as #1 in South Carolina and #12 in the United States for State Small Business Credit Initiative (SSBCI) lending
6. Banking borrowers related to more sophisticated companies like Academy Sports, CVS, Bojangles, QT, Trader Joes and Dollar General
7. Implemented significant client facing technology in 2012 and 2013 and received national recognition (most recent being in May from FISERV, Best IT Innovation 2013)
8. Added to the Russell 2000 on June 28
9. Expanded and more comprehensive Wealth Management strategy in May and June (Trust, Brokerage and Private Banking)
10. Positive market perception

Continued execution to return to high performing status.

Big Picture Focus for Remainder of 2013

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1. Keen focus on day-to-day execution (and no big bets)
2. Continued emphasis on asset quality improvement (including reduction of classified assets to capital ratio)
3. Ongoing improvement in earnings (increasing net interest margin, expanded noninterest income, reduced operating expenses, etc.)
   a. Managing through evolving Federal Reserve monetary policy
   b. Strategic efficiency
4. Deeper, broader and more innovative and comprehensive products, services and lines of business (with continued investment in technology)
   a. Integration, adoption and bundling
   b. Strategic business model leveraging third parties: expertise, risk management, client service, innovation, and ongoing investment
5. Sound governance and risk management, including ongoing enterprise risk management
6. Controlled and managed growth
   a. Loan portfolio, including niches (SBA, Corporate and Private Banking)

2014 and Beyond

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1. **Team:** right go forward team with seasoned and experienced Senior Leadership Team (8 people, ages range from 41 to 50; average age of 46)
2. **Market**: expansion in highly attractive Upstate South Carolina and contiguous markets (including North Carolina and Georgia)
3. **Growth:**
   a. Organic loan growth including through expansion of new businesses, catalyst producers, and new markets
   b. Household growth of core deposits including through multi-channel client service
4. **Size:** larger balance sheet, expanded market reach, and broader lines of business to achieve economies of scale to leverage infrastructure and leadership team capabilities
5. **Strategy:** no big bets, but focused on day to day execution for sustained and controlled growth and improving profitability to achieve high performing results
6. **Culture:** continued development of a high performance team and a winning mindset

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Current Strategic Focus

2013 Strategic Objectives

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Increase the Value of
The Palmetto Bank Franchise by:

1. Improving profitability to return to a high performing bank
2. Enhancing the client experience
3. Cultivating a high performing culture and winning team
4. Exiting the regulatory agreement, including improvement in asset quality
5. Operating with sound risk management

Focus Areas to Achieve Strategic Objectives

1. People
2. Technology
3. Growth
4. Profitability
5. Control

See details in Appendix 1

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Summary

Summary Themes for Success

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1. ***Growth***, including loans, core deposits, households and revenues
2. ***Client Experience***, including tailored strategies by line of business and specialized operational support
3. ***Continuous improvement***, including process, systems and technology for seamless processing and operational excellence
4. ***Strategic efficiency***, with refined processes and efficiency for competitive advantage
5. ***Capital planning***, taking into consideration organic balance sheet growth, evolving Basel III capital rules, dividend and M&A preparation
6. ***Teammate Experience***, including commitment to excellence and a winning mindset

Value of The Palmetto Bank Franchise

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1. 107 year legacy with excellent reputation and strong brand recognition
2. Historical high performing financial results, with history of innovation and balanced and fair pricing to our clients
3. Premier deposit-gathering franchise in an attractive and vibrant banking market with strong deposit gathering capability
4. Heritage of deep client relationships and loyalty, with high touch client service platform being leveraged for enhanced sales culture
5. Experienced, specialized and dedicated team committed to excellence

Positive momentum and outlook!

Appendix 1 –

Focus Areas to Achieve Strategic Objectives

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People

Experienced and Energized Leadership Team

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1. Seasoned and experienced Senior Leadership Team
   – Ages range from 41 to 50 (average age of 46)
   – High caliber with range and depth of experience to lead a larger bank (consistent with growth strategy)
   – The right go forward team
2. Expanded Strategic Planning Leadership Team (the 8 above plus 11 others) has deep local market relationship and industry/functional expertise
   a. Meets quarterly for collaboration, communication and socialization
   b. In addition to review of strategic plans and budget vs. actual, other topics also include leadership development, change management, teaming, culture, etc.

Recruitment of Catalyst Hires

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Those who have an immediate impact and are quickly accretive to value generation.

1. Producers in *new lines of business*
   a. Small Business Administration: March 2012 and new leader in September 2013
   b. Corporate Banking: October 2012
   c. Private Banking: June 2013
2. Producers in *existing lines of business*
   a. Branch managers (11 of 25 new in past two years)
   b. Commercial Relationship Manager (1 incremental in 2013)
   c. Treasury Management (new leader in 2012)
   d. Trust (3 incremental in 2013)
   e. Brokerage (1 new in 2013 and 2 in process)
   f. Indirect Auto (new leader in 2013)
3. Support Groups
   a. Chief Talent Officer (new in 2013)
   b. Eliminated Treasurer role (assumed by CFO in 2013)
   c. Hired Director of Client Strategy in 2013 (replaced Marketing role)
   d. Added Electronic Banking Leader in 2013
   e. New Regional Credit Administrator in 2013
   f. New Chief Information Officer and all new IT group leaders in past two years (Technology Support, Application Support, and new Project Management Office role)

Technology

Overall Strategic Business Model (Not just IT)

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1. Operating using an overall business model that includes extensive reliance on and contractual relationships with a variety of third parties
   a. Revenue sharing, co-sourcing and outsourcing
   b. Based on considerations such as efficiency/profitability, expertise, risk management, technology, ongoing R&D, reduced headcount, etc.
   c. Requires increased pre-engagement due diligence, contract negotiations, internal and partner coordination, and comprehensive business partner management program
   d. Must effectively manage the risks associated with such a model *and ensure that our team "owns the relationship" and "owns the issue"*

Overall Strategic Business Model and Investment in Technology

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1. "Out-muscle the little banks and out-service the big banks"
2. "No excuse" menu – Palmetto has relevant and comparable products, services and technology as bigger banks
3. Improve household penetration and client stickiness
4. Attract core deposits
5. Increase revenues
6. Product bundling and variable pricing
7. Drive adoption by the team and clients

National Recognition for Technology Execution

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1. ACI (formerly S1): Recognition for VRU, Online Banking and Mobile Banking, January 2013
2. American Banker, Bank Technology News, February 2013
3. FISERV, Best IT Innovation 2013, May 2013

ACI EXCELLENCE AWARDS


btn
BANK TECHNOLOGY NEWS
Getting More Out of Social
The Missing Link for PFM
Beware Mobile Fraud
TOP 10
SMALL-BANK IT PROJECTS
CASE STUDY
Pushing the Back Office Out To a Third Party


And the winner is...
Palmetto Bank
Best IT innovation of the year 2013
An honourable mention goes to...
Akbank
Retail Banker

Growth

Overall and Specific Growth Strategies by Line of Business

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1. Systematic cross line of business collaboration
2. Created a new position in 2013 - Director of Client Strategy
3. New lines of business – catalyst hires with relevant expertise (business, infrastructure, and risk) to transfer existing books of business
4. Contracting with third parties in revenue sharing arrangements
5. Refined organizational structure and go to market strategies
6. Sales focus to leverage historical service culture
7. New and refined products, services and client touch points
8. CRM system and referral process improvements
9. M&A preparation (longer-term)

Keenly focused on relationships and revenues.

Retail Growth – Loans

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1. Branch lending
   a. Consumer
   b. Business banking
   c. HELOC/HELOAN: 21 day close or its free
   d. Broaden role of CSRs and tellers
2. Residential mortgage
   a. Expanded programs (FHA, VA, USDA)
   b. Mortgage campaigns
   c. Real estate agent calling effort
3. Indirect Auto
   a. Expanding geographic footprint
   b. Automated applications
   c. New sales manager in 2013

Retail Growth – Deposits

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1. MyPalmetto Checking and Savings enhancements in 2013
2. Online and mobile banking
3. Deposit accepting ATMs
4. Instant issue debit cards
5. Remote deposit capture
6. Person to person payments
7. Debit Card reward program – deposit aggregation strategy
8. Client referral program for new checking accounts
9. AtWork Banking package – revising teammate package as model for business client packages

MyPalmetto Checking & MyPalmetto Savings – June 1st

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Simple. Easy. Convenient.
Valuable Program Benefits You Can Use Every Day!



CARD PATROL™
www.cardpatrol.net Access Code: 16598
Member Services: 1-800-374-8234
LOST PAYMENT CARD NOTIFICATION
Call 24 hours to report lost or stolen cards: 1-800-251-2690
EVERYWHERE CASH SAVINGS™
Go online to www.everywherecashsavings.com
First-time users must enter access code: 50135
HEARING PLAN
Provider search: www.provider.optumhealthallies.com
Member Services: 1-800-251-0003
Show this card to the provider at time of service.
IDENTITY THEFT INSURANCE
To file a claim: 1-866-622-5205 (Mon-Fri, 7am-8pm CT)
IDENTITY FRAUD SUPPORT SERVICE
For assistance with identity theft-related matters: 1-866-622-5205 (Mon-Fri, 7am-8pm CT)
The Palmetto Bank



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Locate participating pharmacies in your area at www.rxdiscounts.optumhealthallies.com or call 1-800-251-0003.

Value

- Earns interest with no minimum balance required*
- 3 FREE Universal ATM Transactions per month
- Debit card
- All Day Deposit Credit
- Courtesy Overdraft Protection
- Free Online Banking/Bill Pay Service
- Mobile Banking App

Protection

- Card Patrol℠ with Social Security Number Monitoring NEW
- Payment Card Protection NEW
- Identity Theft Insurance
- Identity Fraud Support Service

Savings

- Everywhere Cash Savings℠ NEW
- Rx Advantage™ Prescription Drug Program
- Vision Plan
- Hearing Plan

Retail Growth – Noninterest Income

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1. Debit card reward program - interchange and presentment income
2. Reduction of courtesy daily overdraft amount for MyPalmetto clients
3. Tiered NSF fee schedule
4. Skip A Pay Program
5. Credit card offering – direct mail and internal campaigns

Commercial Growth – Loans

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1. Overall, consistent and persistent calling program with tracking and reporting - CRM system in process of implementation
2. SBA lending started in March 2012 - focused on 7A product (also 504s through local CDCs)
3. Business Banking - currently evaluating structure and roles with focus on deposit gathering
4. Commercial Banking - in 2013, hired an additional Commercial Relationship Manager
5. Corporate Banking line of business started in October 2012 - more success with international companies and leveraging e-Treasury
6. Leveraging government programs to enhance loans and move market share - examples include SCCAP, SSBCICap, and SSBCI Participation Program (#1 in South Carolina in all three programs)

National Recognition!

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SC SSBCI Loan Participation Program (AS OF 4/11/2013)

Financial Institution	# of Loans	Total Amount of Loans	Total SSBCI Funds Utilized
The Palmetto Bank	14	$12,775,250	$3,595,500
SCBT	11	$9,070,433	$2,160,333
Ameris Bank	8	$8,108,100	$1,796,400
First Reliance Bank	6	$4,336,000	$1,084,000
Park Sterling Bank	5	$2,031,620	$448,105
First Community Bank	5	$5,283,150	$1,283,000
NBSC	4	$5,930,000	$1,482,500
First Federal Bank	2	$1,028,000	$207,750
First Citizens Bank	2	$1,434,500	$286,300
Congaree State Bank	1	$3,000,000	$750,000
Coastal States Bank	1	$650,000	$162,500
	59	$53,647,053	$13,256,388

- South Carolina is the first in the nation to utilize all SSBCI Loan Participation Program allocation dollars.
- The Palmetto Bank is the leading participant in SC and has enrolled $12,100,117 in SC's two SSBCI programs
- The Palmetto Bank ranked 12th in the nation for utilization of SSBCI program dollars as of March 31, 2013.

BDC
BUSINESS DEVELOPMENT CORPORATION

THE DEPARTMENT OF THE TREASURY
1789

Commercial Growth – Deposits and Non-Interest Income

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1. Use of Relationship Pricing Model for credit decisions (minimum relationship ROA and ROE)
2. e-Treasury for cash management services, in particular for Corporate Banking line of business
3. Upgraded and new products and services in 2012 and 2013: remote deposit capture, ACH, lockbox, wire and electronic check recovery

Wealth Management Growth

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1. Trust
   a. Relationship with Thomasville National Bank effective June 28, 2013 under a revenue sharing agreement
   b. New Trust hires by TNB include a Market President, Chief Fiduciary Officer and Investment Assistant
2. Brokerage
   a. Converted platform from Raymond James to Investment Professionals Inc. effective August 1, 2013
   b. Recruiting additional Financial Advisors
3. Expanded into Private Banking in June 2013

Overall Capital Planning

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1. Capital planning taking into consideration:
   a. Risk by line of business
   b. Organic growth
   c. Impact of BASEL III
   d. Dividend and stock buy-back considerations
   e. Potential M&A (longer-term)

Profitability

Improving Asset Quality

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1. Significantly reduced credit losses expected given fewer remaining problem assets, smaller asset sizes, write downs taken to date, and stabilizing appraised values
2. More stable and predictable credit losses given short list of remaining significant problem assets and improved underwriting
3. Continue to reduce criticized and classified assets with planned quarterly problem asset resolutions
4. Continue to manage concentrations in real estate while lending to higher quality borrowers
5. More diversified lending strategy with additional expertise (SBA, C&I, Corporate Banking, and Private Banking)
6. Elevated allowance for loan loss ratio compared to historical levels
7. The Cliffs (in OREO):
    a. Largest problem asset (total exposure of $6.5 million at 6/30/13)
    b. More extended resolution timeline
    c. New equity owner in 2012 with proactive marketing plan and renewed investment in the project
    d. Recent sales activity

Improving Asset Quality

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Nonaccrual loans
OREO and Repossessed Autos
NPA to total assets
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$142,161
$28,980
$113,181
$118,280
$26,627
$91,653
$113,411
$22,638
$90,773
$111,492
$20,087
$91,405
$101,484
$16,385
$85,099
$87,073
$15,334
$71,739
$89,858
$14,851
$75,007
$80,852
$27,824
$53,028
$72,333
$26,789
$45,544
$38,922
$14,746
$24,176
$31,526
$11,647
$19,879
$26,839
$10,991
$15,848
$28,194
$11,088
$17,106
$25,081
$8,329
$16,752
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Declining Provision for Loan Losses

The Palmetto Bank
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$13,100
$10,500
$5,500
$7,400
$5,600
$2,000
$2,700
$8,450
$600
$1,325
$350
$670
Strategic problem loan sale to reduce problem assets
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Improving Net Interest Margin

The Palmetto Bank
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Net Interest Margin
Total yield on interest earning assets
Total interest-bearing liabilities
4.08%
3.74%
4.06%
4.12%
4.26%
4.27%
4.20%
4.03%
3.97%
3.93%
4.10%
4.11%
2.91%
2.69%
3.18%
3.32%
3.53%
3.65%
3.71%
3.56%
3.59%
3.50%
3.77%
3.92%
1.32%
1.25%
1.06%
0.99%
0.91%
0.78%
0.61%
0.59%
0.57%
0.55%
0.44%
0.25%
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Low Risk Securities Portfolio

1. Comprised solely of investment grade (Agency mortgage-backed, SBA loan-backed, Agency CMO and municipal securities)
2. Positioned for rising rates by maintaining a duration of 3.8 years at June 30, 2013
3. Unrealized loss at June 30, 2013 represents 1.34% of book value

Noninterest Expense
(excluding provision for loan losses)



Operating noninterest expense
Credit-related expenses
$22,011
$9,237
$12,774
$22,054
$10,168
$11,886
$14,061
$2,003
$12,058
$17,708
$5,754
$11,954
$16,472
$5,545
$10,927
$15,141
$3,942
$11,199
$11,931
$1,725
$10,206
$19,234
$9,530
$9,704
$10,858
$932
$9,926
$11,327
$2,031
$9,296
$10,375
$664
$9,711
$11,911
$2,194
$9,717
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Focus on Strategic Efficiency

1. We have returned to profitability, *but* margins are compressed and noninterest income is under pressure
2. Fundamental structural changes to banking industry: regulatory costs, higher capital levels, competitive pricing, new competitors
3. Therefore, operational efficiency is a critical focus

"What are we doing that does not add value?"

"What is the one expense we can do without?"

Every dollar invested should generate more than one dollar of value!

Extensive Process Improvement Reviews and Business Plans for Profitability and Efficiency

The Palmetto Bank
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1. Process improvement engagements across many areas of the Bank from 2010 to 2013
   a. Over a dozen engagements with defined project teams, project plans, written recommendations, execution and reporting
   b. Client facing and internal infrastructure
2. Line of business reviews for profitability and return on investment
3. Pro forma business plans and "personal income statements" for new catalyst hires with actual look backs

Deferred Tax Asset

The Palmetto Bank
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1. As of June 30, 2013 the Company has a net deferred tax asset ("DTA") of $31.8 million.
2. A valuation allowance of $30.5 million is being carried against the DTA (full valuation allowance established December 31, 2010).
3. The ultimate realization of the portion of the DTA attributable to net operating losses and unrealized built-in losses as of the Private Placement (October 7, 2010) is limited by the change-in-control provisions of the U.S. Internal Revenue Code.
   a. As a result, $8 million to $9 million of the DTA is expected to expire without being utilized.
4. Evaluating the potential to reverse the remaining portion of the valuation allowance expected to be realized based on historical earnings and projected results.
   a. The reversal of the DTA valuation allowance would increase tangible book value per share by approximately $1.75 as of September 30, 2013.

Control

Controlled and Managed Growth

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1. Board strategic engagement and private equity investor input
2. Appropriate and relevant infrastructure for all lines of business
   - Expertise
   - Infrastructure
   - Policies and procedures
   - Technology
   - Security
   - Decision making authorities and process

Risk Management – Overall ERM Program

The Palmetto Bank
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1. Comprehensive enterprise risk management (ERM) program in place with ongoing enhancements and focus
2. ERM program based on guidance from:
   a. Regulatory requirements and guidance, including examination categories and ratings
   b. ERM framework from the Committee of Sponsoring Organizations (COSO) of the Treadway Commission
   c. Sarbanes-Oxley Section 404 and FDICIA requirements related to internal control over financial reporting
   d. Expectations from rating agencies (for example Standard & Poor's ERM guidance) and shareholder advocacy groups (for example, Institutional Shareholder Services and NACD)
   e. Industry specialists (SNL, RMA, etc.)
3. Regulatory Oversight and Risk Management Committee of the Board of Directors includes enterprise risk management
4. Chief Risk Officer since October 2009

Risk Management – Board of Directors Governance

The Palmetto Bank
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1. Seasoned Directors with banking industry expertise (5 CEOs, of which 4 are current or former Bank CEOs)
2. Written Committee charters reviewed annually, including reporting from and executive sessions with varying risk management leaders (Chief Risk Officer, Chief Financial Officer, Chief Compliance Officer, Treasurer, Chief Credit Officer, Chief Information Officer, Chief Security Officer, and Internal Audit Manager)
3. Written annual Committee objectives with reporting to the Board
4. Ongoing curriculum of self-development topics
5. Annual Board and Committee self-assessment
6. Ongoing risk appetite discussions and short, medium and long-term strategic planning
7. Code of Ethics for Senior Leadership, Board of Directors and Senior Financial Officers; Code of Ethics for all other teammates; and Whistleblower Policy

Risk Management – Significant Tactical Elements of the ERM Program

The Palmetto Bank
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1. Annual written department strategic plans and personal performance plans that address the Bank's overall annual Strategic Objectives
2. Business partner expertise, including strategic co-sourcing and outsourcing to reduce/manage operational risk
3. Comprehensive vendor management program and technology tool
4. Monthly ERM summary dashboard and over 30 department level dashboards
5. Inventory of all policies and procedures with governing approver and frequency of approval
6. Model and spreadsheet inventory, including validation process and frequency
7. Stress testing and ALL technology tool being implemented for the loan portfolio
8. Compliance program, including client complaints
9. Succession planning, both emergency plan and career development planning
10. Project management office for both information technology and enterprise projects
11. Business continuity planning for both information technology and the enterprise as a whole
12. Electronic Banking Group established in 2013

Appendix 2 –

Senior Leadership Team

Senior Leadership Team

The Palmetto Bank
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Sam Erwin, President and Chief Executive Officer

- Hired in March 2009
- 23 years of banking experience
- CEO of Community Bankshares, Inc., Orangeburg, SC ($576 million in assets)
  - Addressed serious asset quality and organizational issues
  - Successful resolution of asset quality issues ultimately resulted in sale of the bank for a significant market premium in October 2008 at two times book value despite a depressed market

Lee Dixon, Chief Operating and Chief Risk Officer

- Hired in May 2009
- 25 years of business experience including 22 years of banking experience
- Partner at PricewaterhouseCoopers LLP
  - Banking clients ranged from $100 million asset community banks to the largest national and regional banks (Bank of America, Wachovia, and BB&T)
  - Extensive operational experience covering all aspects of banking and financial services
  - Key player on deal teams in many mergers and acquisition engagements and integration teams

Senior Leadership Team

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Roy Jones, Chief Financial Officer

- Hired in November 2010
- 23 years of banking experience
  - Various finance and accounting leadership positions with banks ranging from national banks (NationsBank/Bank of America) to large regional banks (The South Financial Group/TD Bank, Barnett Bank) as well as CFO of $800 million asset community bank
  - Started career with PricewaterhouseCoopers LLP in the firm's financial services audit practice

Coleman Kirven, Commercial Banking Executive

- Started in this role in July 2011 (hired in January 2005)
- 20 years of business experience including 17 years of retail, commercial and mortgage banking
  - Previous bank experience includes BB&T, CapitalBank, and Carolina First Bank (The South Financial Group)

Trish Springfield, Retail Banking Executive

- Hired in October 2010
- 25 years of retail banking and related experience
  - Key role in branch training, marketing, retail sales, branch network analysis and incentive plan design; prior experience includes National Bank of Commerce/SunTrust, National Commerce Bank Services, Trustmark National Bank, and Carolina First Bank (The South Financial Group)

Senior Leadership Team

The Palmetto Bank
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Jack McElveen, Chief Credit Officer

- Hired in July 2009
- 28 years of banking experience related mainly to lending, underwriting, credit policy and credit review
- Senior credit-related roles for various banking organizations since 2002, including at Community Bankshares with Mr. Erwin
  - Brought deep experience and capabilities and made significant improvements in credit processes, procedures, infrastructure, reporting, staffing and loan workout in a very short period of time

Mark Terry, Chief Information and Deposit Operations Officer

- Hired in May 2011
- 23 years of information technology management experience, including 20 years in banking
  - Led information technology initiatives in healthcare, insurance and financial services industries, including a $1 billion asset community bank
  - Managed technology and operations projects for several de novo startups and mergers & acquisition

Lisa Ireland, Chief Talent Officer

- Hired in September 2013
- 17 years of human resources experience, including two large public companies (Ashland Inc. and Scansource)
  - Extensive experience in talent management, change management, training and development, executive coaching and performance management